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Exhibit 10.23AW

FIFTY-EIGHTH AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FIFTY-EIGHTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.    Customer and CSG hereby agree to extend the First Renewal Deadline (for clarity, the date by which Customer may exercise the First Renewal Option as provided in the Agreement) from June 30, 2017 to August 15, 2017.  CSG and Customer hereby agree to amend the Agreement by deleting Section 18, “TERM.”, Subsection (d) entitled “First Renewal Option” in its entirety and replacing it with the following:

“(d)  First Renewal Option. Prior to December 31, 2017, Customer shall have the option (the “First Renewal Option”) in its sole discretion to extend the Processing Term for two (2) years through December 31, 2019 (the “First Renewal Period”) with written notice to CSG by ****** *** **** (the “***** ******* ********”).”

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ Rob Dravenstott	By: /s/ Gregory L. Cannon
Name: Rob Dravenstott	Name: Gregory L. Cannon
Title: SVP and Chief Information Officer	Title: SVP, General Counsel & Secretary
Date: 5/15/17	Date: May 15, 2017